--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 21, 2003


                         SYNOVIS LIFE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                        State of Incorporation: Minnesota
                 I.R.S. Employer Identification No.: 41-1526554

         Address of principal executive offices: 2575 University Ave. W.
                                                 St. Paul, Minnesota 55114

                        Telephone Number: (651) 603-3700

               ---------------------------------------------------

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(c)      Exhibits.

         (99.1) Synovis Life Technologies, Inc. News Release dated May 21, 2003.


Item 9.  Regulation FD Disclosure.
         ------------------------

         On May 21, 2003, Synovis Life Technologies, Inc. (Synovis) issued a press release announcing its earnings for the second quarter ended April 30, 2003 and for its six months ended April 30, 2003. The press release appearing in
Exhibit 99.1 is not filed but is furnished in accordance with Item 12 of Form
8-K.

         A copy of the press release is attached hereto as Exhibit 99.1. Synovis will also publish the press release, including the supplemental information contained therein, on its website www.synovislife.com.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SYNOVIS LIFE TECHNOLOGIES, INC.

                                          By: /s/ Connie L. Magnuson
                                              ----------------------------------
                                              Connie L. Magnuson
                                              Vice-President of Finance and
                                              Chief Financial Officer
May 21, 2003


                                        2